                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 31, 2000


                            VERTEX INTERACTIVE, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                         0-15066                           22-2050350
----------------------------        -------------------------         ---------------------------
(State or Other Jurisdiction         (Commission File Number)         (I.R.S. Identification No.)
      of Incorporation)

23 Carol Street
PO Box 996
Clifton, New Jersey                                                  07014
----------------------------------------                    ----------------------
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code:  (973) 777-3500


                                       N/A
      ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On March 31, 2000, Vertex Interactive, Inc., a New Jersey corporation (the "Company") acquired all of the stock of Data Control Systems, Inc., a New York corporation ("Data Control"), pursuant to a Stock Purchase Agreement, dated as of March 1, 2000, by and among the Company, Data Control, Paul Buccola, Seymour Klausner, Timothy Callahan and Alvin Levenberg (the "Stock Purchase Agreement"; the Stock Purchase Agreement is attached as an Exhibit and is hereby incorporated by reference). The purchase price for the acquisition is $14.25 million, payable in cash. Data Control is a leading provider of software-based, wireless inventory, order fulfillment, tracking and warehouse management systems.

         The Company used a portion of the cash consideration received in the private placement referred to in Item 5 below to acquire Data Control.

ITEM 5.  OTHER EVENTS.

         On March 30, 2000, the Company completed a private placement by issuing 2,950,000 restricted Company Shares to various investors for $23,600,000. Pursuant to a Registration Agreement, dated as of March 30, 2000, among the Company and the various investors named therein, the Company is obligated to file a registration statement registering such shares for sale under applicable federal securities laws no later than 180 days after March 30, 2000 (the "Registration Agreement"; the Registration Agreement is attached as an Exhibit and is hereby incorporated by reference).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The financial statements required by this Item will be filed by an amendment no later than 60 days after the date hereof.

         (c)      EXHIBITS


                  2.1 Stock Purchase Agreement, dated as of March 1, 2000, by and among Vertex Interactive, Inc., Data Control
                           Systems, Inc., Paul Buccola, Seymour Klausner,
                           Timothy Callahan and Alvin Levenberg.

                  4.1 Registration Agreement, dated as of March 30, 2000, by and among Vertex Interactive, Inc. and the various investors listed on the signature pages thereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VERTEX INTERACTIVE, INC


                                            /s/    Ronald C. Byer
                                            ------------------------------------
                                            Name:  Ronald C. Byer
                                            Title: President

DATED:  April 12, 2000

                                  EXHIBIT INDEX


Exhibit No.       Description                                                   Page
-----------       -----------                                                   ----
2.1               Stock Purchase Agreement, dated as of March 1, 2000, by and among the Company, Data Control, Paul Buccola, Seymour
                  Klausner, Timothy Callahan and Alvin Levenberg

4.1 Registration Agreement, dated as of March 30, 2000, by and among Vertex Interactive, Inc. and the various investors listed on the signature pages thereto.
